Filed electronically with the Securities and Exchange Commission on
                               February 28, 2003

                                                                File No. 33-5724
                                                               File No. 811-4670

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 56                     /X/
                                     And/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 59                             /X/
                                              --
                         Global/International Fund, Inc.
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       ----------------------------- -----
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------

                                  John Millette
                          Vice President and Secretary
                         Global/International Fund, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a) (1)
/_/   75 days after filing pursuant to paragraph (a) (2)
/X/   On March 1, 2003 pursuant to paragraph (b)
/_/   On _____________ pursuant to paragraph (a) (1)
/_/   On _____________ pursuant to paragraph (a) (2) of Rule 485.

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    SCUDDER
                                                                   INVESTMENTS


                             Core Global/International Funds II
                             Class AARP and Class S Shares

                Prospectus

--------------------------------------------------------------------------------
                             March 1, 2003
--------------------------------------------------------------------------------
                          |
                          |  Scudder Emerging Markets Growth Fund
                          |
                          |  Scudder Global Discovery Fund











      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds

     4  Scudder Emerging Markets            26  How to Buy, Sell and
        Growth Fund                             Exchange Class AARP Shares

    10  Scudder Global Discovery Fund       28  How to Buy, Sell and
                                                Exchange Class S Shares
    16  Other Policies and Secondary
        Risks                               30  Policies You Should Know
                                                About
    18  Who Manages and Oversees
        the Funds                           35  Understanding Distributions
                                                and Taxes
    21  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

  This prospectus offers two classes of shares of each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

  You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                |  Class AARP     Class S
                                                |
                                 ticker symbol  |  SEMMX          SEMGX
                                   fund number  |  179            079

  Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when it believes they may perform at least as well as equities.

Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies, or securities), the managers don't intend to use them as principal investments and might choose not use them at all.

The managers intend to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry or area.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case emerging markets. When emerging market stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Emerging Markets Risk. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in an aggressive investment for long-term growth.

Non-Diversification Risk. The fact that the fund is classified as non-diversified and may invest a larger percentage of assets in a given stock than a diversified fund increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses (see "Other Policies and Secondary Risks")

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997            3.56
1998          -24.42
1999           38.06
2000          -29.93
2001           -6.27
2002           -5.45

For the periods included in the bar chart:

Best Quarter: 29.03%, Q4 1998             Worst Quarter: -21.17%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                  -5.45          -8.31          -3.80
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        -5.30          -8.22          -3.75
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               -3.19          -6.30          -2.89
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           -3.93          -2.76          -4.64
--------------------------------------------------------------------------------
Class AARP (Return before taxes)       -5.45           n/a          -10.12
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           -3.93           n/a           -7.32
--------------------------------------------------------------------------------

Index 1: IFC Emerging Markets Investable Index, an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.

* Class S shares and Class AARP shares commenced operations on 5/8/96 and 10/2/00, respectively. Index comparisons for Class S and Class AARP shares begin on 5/31/96 and 9/30/00, respectively.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

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Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year
(as a % of amount redeemed, if applicable)                           2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.91
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   Through September 30, 2003, Other Expenses and Total Operating Expenses for Class AARP and Class S are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 1.56% and 2.11% (annualized) for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 1.76% (annualized) for Class AARP and Class S shares.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $194           $600         $1,032         $2,233
--------------------------------------------------------------------------------

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                                                   |  Class AARP     Class S
                                                   |
                                    ticker symbol  |  SGDPX          SGSCX
                                      fund number  |  210            010

  Scudder Global Discovery Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). While the fund may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2002, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and might choose not to use them at all.

The managers intend to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry or area.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        growth stocks may be out of favor for certain periods

o derivatives could produce disproportionate losses (see "Other Policies and Secondary Risks")

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Global Discovery Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993           38.18
1994           -7.68
1995           17.84
1996           21.47
1997            9.93
1998           16.43
1999           64.62
2000           -5.10
2001          -24.98
2002          -20.06

For the periods included in the bar chart:

Best Quarter: 41.47%, Q4 1999             Worst Quarter: -21.77%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                       1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                  -20.06           1.75           8.15
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        -20.06           1.13           7.21
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               -12.32           1.68           6.83
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)               -12.50           0.65           6.42
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Class AARP
--------------------------------------------------------------------------------
  Return before Taxes                                 -20.06         -20.36
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                              -12.50          -8.83
--------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*  Inception 3/1/01. Index comparison begins 2/28/01.

In the chart, total returns from 1993 through 1994 and for 1996 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1993 through 1994 and for 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment                                               None           None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                          1.10%          1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                 None           None
--------------------------------------------------------------------------------
Other Expenses*                                          0.38           0.71
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                         1.48           1.81
--------------------------------------------------------------------------------
Less Expense Waiver*                                     0.00           0.30
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)        1.48           1.51
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.375% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. With regard to Class AARP shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.38% (annualized) and Total Annual Operating Expenses are estimated to be 1.48% (annualized) for Class AARP and Class S shares. After September 30, 2003, Other Expenses are estimated to be 0.29% and 0.71% for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver for Class S only, Total Annual Operating Expenses are estimated to be 1.39% and 1.51% for Class AARP and Class S shares, respectively.

Based on the costs above (including for Class S shares, two years of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP                  $151           $468          $808          $1,768
--------------------------------------------------------------------------------
Class S                     $154           $510          $923          $2,076
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o The Board will provide shareholders with at least 60 days' notice prior to making any changes to the Scudder Emerging Markets Growth Fund's 80% investment policy.

o Scudder Emerging Markets Growth may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase a fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder Emerging Markets Growth Fund                      1.25%
---------------------------------------------------------------------
Scudder Global Discovery Fund                             1.10%
---------------------------------------------------------------------

AARP, through its affiliates, monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder Emerging Markets Growth Fund       Scudder Global Discovery Fund

  Oliver Kratz                               Joseph Axtell, CFA
  Director of Deutsche Asset Management      Director of Deutsche Asset
  and Co-Manager of the fund.                Management and Co-Manager of the
  o   Joined Deutsche Asset Management in    fund.
      1998 and the fund in 2002.             o   Joined Deutsche Asset
  o   Over eight years of investment             Management in 2001 and the
      industry experience.                       fund in 2002.
                                             o   Senior analyst at Merrill
  Tara Kenney                                    Lynch Investment Managers for
  Managing Director of Deutsche Asset            the international equity
  Management and Co-Manager of the fund.         portion of a global balanced
  o   Joined Deutsche Asset Management in        portfolio (1996-2001).
      1995 and the fund in 1996.             o   Director, International
  o   Over 16 years of investment industry       Research at PCM International
      experience.                                (1989-1996).
  o   MBA, New York University.              o   Associate manager, structured
                                                 debt and equity group at
                                                 Prudential Capital Corporation
                                                 (1988-1989).
                                             o   Analyst at Prudential-Bache
                                                 Capital Funding in London
                                                 (1987-1988).
                                             o   Equity analyst in the
                                                 healthcare sector at
                                                 Prudential Equity Management
                                                 Associates (1985-1987).

                                             Gerald Moran, CFA
                                             Managing Director of Deutsche
                                             Asset Management and Co-Manager of
                                             the fund.
                                             o   Joined Deutsche Asset
                                                 Management's equity research
                                                 and management area in 1968 as
                                                 an analyst and the fund in
                                                 1992.
                                             o   Has focused on small company
                                                 stocks since 1982 and has been
                                                 a portfolio manager since 1985.
                                             o   Over 34 years of investment
                                                 industry experience.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Emerging Markets Growth Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                               2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.30   $11.11    $11.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.03)    (.01)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .46   (2.81)     (.56)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .43   (2.82)     (.58)
--------------------------------------------------------------------------------
Redemption fees                                        --^c      .01        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.73   $ 8.30    $11.11
--------------------------------------------------------------------------------
Total Return (%)                                       5.18   (25.29) (4.96)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  .45      .15       .07
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.91     1.91     1.90*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.30)    (.05)    (.13)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             115       69        42
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b Based on average shares outstanding during the period.

^c Amount is less than $.005.

^d Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*  Annualized

** Not annualized

Scudder Emerging Markets Growth Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 8.29    $11.11   $11.75  $10.36   $14.56
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a      (.03)     (.01)    (.11)   (.04)      .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain      .47    (2.82)   (.54)^b   1.46   (4.23)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      .44    (2.83)    (.65)    1.42   (4.17)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --        --       --   (.04)    (.06)
--------------------------------------------------------------------------------
  Total distributions                    --        --       --   (.04)    (.06)
--------------------------------------------------------------------------------
Redemption fees                         --c       .01      .01     .01      .03
--------------------------------------------------------------------------------
Net asset value, end of period       $ 8.73    $ 8.29   $11.11  $11.75   $10.36
--------------------------------------------------------------------------------
Total Return (%)                       5.31   (25.38) (5.45)^d 13.89^d (28.54)^d
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                38        42       71     103      125
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.91      1.91   2.66^e    2.77     2.31
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.91      1.91   2.30^e    2.25     2.16
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.30)     (.05)    (.87)   (.36)      .48
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             115        69       42      64       45
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

^c Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

Scudder Global Discovery Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $21.42   $28.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.07)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (3.30)   (7.00)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (3.37)   (7.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $18.05   $21.42
--------------------------------------------------------------------------------
Total Return (%)                                               (15.73) (24.68)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           .390     .335
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.48    1.48*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.35)   (.09)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        49       59
--------------------------------------------------------------------------------

^a For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

*  Annualized

** Not annualized

Scudder Global Discovery Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $21.42    $35.01   $28.17  $19.81   $21.64
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a      (.08)     (.11)    (.21)   (.13)    (.10)
--------------------------------------------------------------------------------
  Net realized and unrealized gain   (3.29)    (11.06)    9.43    8.49      .32
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations   (3.37)    (11.17)    9.22    8.36      .22
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --     (.01)       --      --    (.64)
--------------------------------------------------------------------------------
  Net realized gains on investment       --    (2.41)   (2.38)      --   (1.41)
  transactions
--------------------------------------------------------------------------------
  Total distributions                    --    (2.42)   (2.38)      --   (2.05)
--------------------------------------------------------------------------------
Net asset value, end of period       $18.05    $21.42   $35.01  $28.17   $19.81
--------------------------------------------------------------------------------
Total Return (%)                     (15.73)   (33.94)   33.25   41.95     1.19
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               234       328      574     404      310
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.48      1.51   1.53^b    1.68     1.65
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.48      1.51   1.52^b    1.68     1.65
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.35)     (.37)    (.59)   (.66)    (.45)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              49        59       86      64       41
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

  How to Invest in the Funds

  The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

  As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
----------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment check
                                          o check payable to "The AARP
                                            Investment Program"
----------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
----------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount,
  enrollment form and submit it. You        investments are automatic.
  will receive further instructions by
  mail.
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         32
existing accounts
----------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o names of the funds, class and number
  of shares or dollar amount you want to    of shares or dollar amount you want
  exchange                                  to redeem
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277
----------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution.

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
----------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM), call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         32
existing accounts
----------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
----------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class AARP and S shares. Each fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or internet based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
--------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of each fund is also that fund's NAV, minus a 2.00% redemption/exchange fee on Class AARP and Class S shares of Scudder Emerging Markets Growth Fund owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o           withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o           reject or limit purchases of shares for any reason

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

 Generally taxed at ordinary income rates
 ---------------------------------------------------------------------
 o short-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o taxable income dividends you receive from a fund
 ---------------------------------------------------------------------
 o short-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

Generally taxed at capital gains rates
 ---------------------------------------------------------------------
 o long-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o long-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the funds.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from
Scudder Investments (Class     Scudder Investments
AARP)                          (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C. 20549-0102
64121-9735                     64121-9669            www.sec.gov
aarp.scudder.com               myScudder.com         1-202-942-8090
1-800-253-2277                 1-800-SCUDDER




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER
INVESTMENTS                        SEC File Numbers:

A Member of                        Scudder Emerging Markets Growth Fund  811-642
Deutsche Asset Management [LOGO]   Scudder Global Discovery Fund        811-4670

                                                                     SCUDDER
                                                                   INVESTMENTS


                             Core Global/International Funds II
                             Class AARP and Class S Shares

                Prospectus

--------------------------------------------------------------------------------
                             March 1, 2003
--------------------------------------------------------------------------------
                          |
                          |  Scudder Emerging Markets Growth Fund
                          |
                          |  Scudder Global Discovery Fund











      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds

     4  Scudder Emerging Markets            26  How to Buy, Sell and
        Growth Fund                             Exchange Class AARP Shares

    10  Scudder Global Discovery Fund       28  How to Buy, Sell and
                                                Exchange Class S Shares
    16  Other Policies and Secondary
        Risks                               30  Policies You Should Know
                                                About
    18  Who Manages and Oversees
        the Funds                           35  Understanding Distributions
                                                and Taxes
    21  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

  This prospectus offers two classes of shares of each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

  You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                |  Class AARP     Class S
                                                |
                                 ticker symbol  |  SEMMX          SEMGX
                                   fund number  |  179            079

  Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when it believes they may perform at least as well as equities.

Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies, or securities), the managers don't intend to use them as principal investments and might choose not use them at all.

The managers intend to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry or area.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case emerging markets. When emerging market stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Emerging Markets Risk. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in an aggressive investment for long-term growth.

Non-Diversification Risk. The fact that the fund is classified as non-diversified and may invest a larger percentage of assets in a given stock than a diversified fund increases its risk, because any factors affecting a given company could affect fund performance.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses (see "Other Policies and Secondary Risks")

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997            3.56
1998          -24.42
1999           38.06
2000          -29.93
2001           -6.27
2002           -5.45

For the periods included in the bar chart:

Best Quarter: 29.03%, Q4 1998             Worst Quarter: -21.17%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                  -5.45          -8.31          -3.80
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        -5.30          -8.22          -3.75
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               -3.19          -6.30          -2.89
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           -3.93          -2.76          -4.64
--------------------------------------------------------------------------------
Class AARP (Return before taxes)       -5.45           n/a          -10.12
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           -3.93           n/a           -7.32
--------------------------------------------------------------------------------

Index 1: IFC Emerging Markets Investable Index, an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide.

* Class S shares and Class AARP shares commenced operations on 5/8/96 and 10/2/00, respectively. Index comparisons for Class S and Class AARP shares begin on 5/31/96 and 9/30/00, respectively.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year
(as a % of amount redeemed, if applicable)                           2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*                                                       0.66
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      1.91
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.65% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees.

   Through September 30, 2003, Other Expenses and Total Operating Expenses for Class AARP and Class S are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 1.56% and 2.11% (annualized) for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver, Total Annual Operating Expenses are estimated to be 1.76% (annualized) for Class AARP and Class S shares.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares         $194           $600         $1,032         $2,233
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   |  Class AARP     Class S
                                                   |
                                    ticker symbol  |  SGDPX          SGSCX
                                      fund number  |  210            010

  Scudder Global Discovery Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). While the fund may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2002, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

--------------------------------------------------------------------------------
OTHER INVESTMENTS The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and might choose not to use them at all.

The managers intend to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry or area.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o        growth stocks may be out of favor for certain periods

o derivatives could produce disproportionate losses (see "Other Policies and Secondary Risks")

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Global Discovery Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993           38.18
1994           -7.68
1995           17.84
1996           21.47
1997            9.93
1998           16.43
1999           64.62
2000           -5.10
2001          -24.98
2002          -20.06

For the periods included in the bar chart:

Best Quarter: 41.47%, Q4 1999             Worst Quarter: -21.77%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------

                                       1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                  -20.06           1.75           8.15
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        -20.06           1.13           7.21
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                               -12.32           1.68           6.83
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)               -12.50           0.65           6.42
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Class AARP
--------------------------------------------------------------------------------
  Return before Taxes                                 -20.06         -20.36
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                              -12.50          -8.83
--------------------------------------------------------------------------------

Index: Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*  Inception 3/1/01. Index comparison begins 2/28/01.

In the chart, total returns from 1993 through 1994 and for 1996 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1993 through 1994 and for 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

The fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment                                               None           None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                          1.10%          1.10%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                 None           None
--------------------------------------------------------------------------------
Other Expenses*                                          0.38           0.71
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                         1.48           1.81
--------------------------------------------------------------------------------
Less Expense Waiver*                                     0.00           0.30
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)        1.48           1.51
--------------------------------------------------------------------------------

* Restated to reflect maximum annual estimated costs. Through September 30, 2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.375% for Class AARP and Class S shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by each class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.50% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and director and director counsel fees. With regard to Class AARP shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

   Through September 30, 2003, Other Expenses are estimated to be 0.38% (annualized) and Total Annual Operating Expenses are estimated to be 1.48% (annualized) for Class AARP and Class S shares. After September 30, 2003, Other Expenses are estimated to be 0.29% and 0.71% for Class AARP and Class S shares, respectively, and, after giving effect to the expense waiver for Class S only, Total Annual Operating Expenses are estimated to be 1.39% and 1.51% for Class AARP and Class S shares, respectively.

Based on the costs above (including for Class S shares, two years of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP                  $151           $468          $808          $1,768
--------------------------------------------------------------------------------
Class S                     $154           $510          $923          $2,076
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o The Board will provide shareholders with at least 60 days' notice prior to making any changes to the Scudder Emerging Markets Growth Fund's 80% investment policy.

o Scudder Emerging Markets Growth may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary Risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effect of leverage, which could increase a fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

Fund Name                                                Fee Paid
---------------------------------------------------------------------
Scudder Emerging Markets Growth Fund                      1.25%
---------------------------------------------------------------------
Scudder Global Discovery Fund                             1.10%
---------------------------------------------------------------------

AARP, through its affiliates, monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder Emerging Markets Growth Fund       Scudder Global Discovery Fund

  Oliver Kratz                               Joseph Axtell, CFA
  Director of Deutsche Asset Management      Director of Deutsche Asset
  and Co-Manager of the fund.                Management and Co-Manager of the
  o   Joined Deutsche Asset Management in    fund.
      1998 and the fund in 2002.             o   Joined Deutsche Asset
  o   Over eight years of investment             Management in 2001 and the
      industry experience.                       fund in 2002.
                                             o   Senior analyst at Merrill
  Tara Kenney                                    Lynch Investment Managers for
  Managing Director of Deutsche Asset            the international equity
  Management and Co-Manager of the fund.         portion of a global balanced
  o   Joined Deutsche Asset Management in        portfolio (1996-2001).
      1995 and the fund in 1996.             o   Director, International
  o   Over 16 years of investment industry       Research at PCM International
      experience.                                (1989-1996).
  o   MBA, New York University.              o   Associate manager, structured
                                                 debt and equity group at
                                                 Prudential Capital Corporation
                                                 (1988-1989).
                                             o   Analyst at Prudential-Bache
                                                 Capital Funding in London
                                                 (1987-1988).
                                             o   Equity analyst in the
                                                 healthcare sector at
                                                 Prudential Equity Management
                                                 Associates (1985-1987).

                                             Gerald Moran, CFA
                                             Managing Director of Deutsche
                                             Asset Management and Co-Manager of
                                             the fund.
                                             o   Joined Deutsche Asset
                                                 Management's equity research
                                                 and management area in 1968 as
                                                 an analyst and the fund in
                                                 1992.
                                             o   Has focused on small company
                                                 stocks since 1982 and has been
                                                 a portfolio manager since 1985.
                                             o   Over 34 years of investment
                                                 industry experience.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Emerging Markets Growth Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                               2002      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.30   $11.11    $11.69
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                      (.03)    (.01)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .46   (2.81)     (.56)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .43   (2.82)     (.58)
--------------------------------------------------------------------------------
Redemption fees                                        --^c      .01        --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.73   $ 8.30    $11.11
--------------------------------------------------------------------------------
Total Return (%)                                       5.18   (25.29) (4.96)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  .45      .15       .07
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.91     1.91     1.90*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.30)    (.05)    (.13)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             115       69        42
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

^b Based on average shares outstanding during the period.

^c Amount is less than $.005.

^d Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*  Annualized

** Not annualized

Scudder Emerging Markets Growth Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 8.29    $11.11   $11.75  $10.36   $14.56
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a      (.03)     (.01)    (.11)   (.04)      .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain      .47    (2.82)   (.54)^b   1.46   (4.23)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      .44    (2.83)    (.65)    1.42   (4.17)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --        --       --   (.04)    (.06)
--------------------------------------------------------------------------------
  Total distributions                    --        --       --   (.04)    (.06)
--------------------------------------------------------------------------------
Redemption fees                         --c       .01      .01     .01      .03
--------------------------------------------------------------------------------
Net asset value, end of period       $ 8.73    $ 8.29   $11.11  $11.75   $10.36
--------------------------------------------------------------------------------
Total Return (%)                       5.31   (25.38) (5.45)^d 13.89^d (28.54)^d
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                38        42       71     103      125
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.91      1.91   2.66^e    2.77     2.31
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.91      1.91   2.30^e    2.25     2.16
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.30)     (.05)    (.87)   (.36)      .48
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             115        69       42      64       45
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

^c Amount is less than $.005.

^d Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

Scudder Global Discovery Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended October 31,                                         2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $21.42   $28.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.07)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        (3.30)   (7.00)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             (3.37)   (7.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $18.05   $21.42
--------------------------------------------------------------------------------
Total Return (%)                                               (15.73) (24.68)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           .390     .335
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.48    1.48*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.35)   (.09)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        49       59
--------------------------------------------------------------------------------

^a For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.

^b Based on average shares outstanding during the period.

*  Annualized

** Not annualized

Scudder Global Discovery Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended October 31,                2002     2001     2000    1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $21.42    $35.01   $28.17  $19.81   $21.64
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a      (.08)     (.11)    (.21)   (.13)    (.10)
--------------------------------------------------------------------------------
  Net realized and unrealized gain   (3.29)    (11.06)    9.43    8.49      .32
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations   (3.37)    (11.17)    9.22    8.36      .22
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --     (.01)       --      --    (.64)
--------------------------------------------------------------------------------
  Net realized gains on investment       --    (2.41)   (2.38)      --   (1.41)
  transactions
--------------------------------------------------------------------------------
  Total distributions                    --    (2.42)   (2.38)      --   (2.05)
--------------------------------------------------------------------------------
Net asset value, end of period       $18.05    $21.42   $35.01  $28.17   $19.81
--------------------------------------------------------------------------------
Total Return (%)                     (15.73)   (33.94)   33.25   41.95     1.19
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               234       328      574     404      310
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.48      1.51   1.53^b    1.68     1.65
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.48      1.51   1.52^b    1.68     1.65
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.35)     (.37)    (.59)   (.66)    (.45)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              49        59       86      64       41
--------------------------------------------------------------------------------

^a Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

  How to Invest in the Funds

  The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

  As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
----------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment check
                                          o check payable to "The AARP
                                            Investment Program"
----------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
----------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount,
  enrollment form and submit it. You        investments are automatic.
  will receive further instructions by
  mail.
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to      o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         32
existing accounts
----------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o names of the funds, class and number
  of shares or dollar amount you want to    of shares or dollar amount you want
  exchange                                  to redeem
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            an account, call 1-800-253-2277
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-253-2277
----------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution.

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
----------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM), call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
----------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         32
existing accounts
----------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
----------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class AARP and S shares. Each fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, money orders, third party checks, or checks issued by credit card companies or internet based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
--------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of each fund is also that fund's NAV, minus a 2.00% redemption/exchange fee on Class AARP and Class S shares of Scudder Emerging Markets Growth Fund owned less than one year. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information.

Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o           withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

o           reject or limit purchases of shares for any reason

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

 Generally taxed at ordinary income rates
 ---------------------------------------------------------------------
 o short-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o taxable income dividends you receive from a fund
 ---------------------------------------------------------------------
 o short-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

Generally taxed at capital gains rates
 ---------------------------------------------------------------------
 o long-term capital gains from selling fund shares
 ---------------------------------------------------------------------
 o long-term capital gains distributions you receive from a fund
 ---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the funds.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from
Scudder Investments (Class     Scudder Investments
AARP)                          (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                  PO Box 219669         Public Reference Section
Kansas City, MO                Kansas City, MO       Washington, D.C. 20549-0102
64121-9735                     64121-9669            www.sec.gov
aarp.scudder.com               myScudder.com         1-202-942-8090
1-800-253-2277                 1-800-SCUDDER




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER
INVESTMENTS                        SEC File Numbers:

A Member of                        Scudder Emerging Markets Growth Fund  811-642
Deutsche Asset Management [LOGO]   Scudder Global Discovery Fund        811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.

                              Global Discovery Fund

                        SCUDDER INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Growth Fund






                          Class A, Class B and Class C














                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003

This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Global Discovery Fund (the "Fund"), a series of Global/International Fund, Inc. (the "Corporation") and Scudder Emerging Markets Growth Fund (the "Fund" and, together with Global Discovery Fund, the "Funds") a series of Scudder International Fund, Inc. (the "Corporation" and, together with Global/International Fund, Inc., the "Corporations") dated March 1, 2003, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated October 31, 2002 accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
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INVESTMENT RESTRICTIONS.......................................................3

INVESTMENT POLICIES AND TECHNIQUES............................................5

MANAGEMENT OF THE FUNDS......................................................28
   Investment Advisor........................................................28
   Administrative Agreement..................................................31

FUND SERVICE PROVIDERS.......................................................33
   Principal Underwriter ....................................................33
   Brokerage Commissions.....................................................38
   Independent Accountants and Reports to Shareholders.......................40
   Legal Counsel.............................................................40
   Fund Accounting Agent.....................................................40
   Custodian, Transfer Agent and Shareholder Service Agent...................40

PERFORMANCE..................................................................40

PURCHASE AND REDEMPTION OF SHARES............................................44

TAXES........................................................................55

NET ASSET VALUE..............................................................57

OFFICERS AND DIRECTORS.......................................................59

FUND ORGANIZATION............................................................66

FINANCIAL STATEMENTS.........................................................67

ADDITIONAL INFORMATION.......................................................67


APPENDIX.....................................................................68

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Global Discovery Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Scudder Emerging Markets Growth Fund has elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940" Act), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of each Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors based upon current circumstances. Nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) Scudder Emerging Markets Growth Fund only: enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g) lend portfolio securities in an amount greater than 5% of its total assets; and

(h)      invest more than 15% of net assets in illiquid securities.


Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.


Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus. Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund's volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with  generally  higher  yields  than  common  stocks.   Convertible
securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.


Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. ).

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer]Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the Securities and Exchange Commission action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the US and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.


On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDPs. However, general decline in oil prices has had an adverse impact on many economies.


Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of  Portfolio  Securities.  A fund may seek to increase  their income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, US Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Advisor to be in good standing. The value of the securities loaned will not exceed 5% of the value of a fund's total assets at the time any loan is made.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. A fund may each invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund's investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require that fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require that fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires that fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the "1933 Act"), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

Warrants. A fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.


Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds



The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

The current Agreements, each dated April 5, 2002, were last approved by the Directors of each Corporation on August 12, 2002. Each Agreement continues in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds' federal, state and local tax returns; preparing and filing each Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget;
processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.


The Advisor pays the compensation and expenses of all Directors, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Scudder Emerging Markets Growth Fund

The Fund pays the Advisor an advisory fee at the annual rate of 1.25% for the first $500 million of average daily net assets and 1.20% on the average daily net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the period prior to October 2, 2000 the Advisor did not impose all of its management fee amounting to $345,066. The Advisor did impose management fees amounting to $972,815 and $697,588 for the fiscal years ended October 31, 2000 and 2001, respectively. For the fiscal year ended October 31, 2002, the management fee amounted to $599,107

Scudder Global Discovery Fund

For these services, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. Until February 29, 2000, the Advisor and certain subsidiaries had agreed to maintain expenses of the Fund as follows: for Class A shares 2.01% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. From March 1, 2000 until February 28, 2001, the Advisor and certain subsidiaries voluntarily agreed to maintain expenses of classes of the Fund as follows: for Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets and Class C shares 2.80% of average daily net assets. For the fiscal years ended October 31, 2000, 2001 and 2002, the management fee amounted to $9,046,223, $7,526,633 and $5,231,674, respectively.


Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Global Discovery Fund and Scudder Emerging Markets Growth Fund

The Directors approved the continuation of each Fund's current investment management agreement in August 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.


Administrative Agreement


Effective March 1, 2001 for Global Discovery Fund and October 2, 2000 for Scudder Emerging Markets Fund, each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.400% for Class A, 0.450% for Class B and 0.425% for Class C of the average daily net assets of the applicable class of Global Discovery Fund and 0.675% for Class A, 0.725% for Class B and 0.700% for

Class C of the average daily net assets of the applicable class of Scudder Emerging Markets Fund . One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.

Scudder Emerging Markets Fund. For the fiscal year ended October 31, 2001, the Administrative fee to the Fund amounted to $51, $46 and $15 for Class A, Class B and Class C, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $8,946, $2,079 and $3,498 for Class A, Class B and Class C, respectively.

Scudder Global Discovery Fund. For the period March 1, 2001 through October 31, 2001, the Administrative fee to the Fund amounted to $326,443, $228,416 and $66,628 for Class A, Class B and Class C, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $377,639, $253,847 and $81,403 for Class A, Class B and Class C, respectively.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors, including the independent Directors. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and director counsel fees and expenses, at 1.75% for Class A, Class B and Class C shares, respectively, of Scudder Emerging Markets Growth Fund and 1.50% for Class A, Class B and Class C shares, respectively, of Scudder Global Discovery Fund.


AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an Underwriting and "Distribution Services Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuous offering of its Shares. The Distribution Agreements for the Funds , each dated April 5, 2002, were last approved by the Directors on August 19, 2002. Each Distribution Agreement has an initial term ending September 30, 2002 and continues from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.


Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25%(calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under the Services Agreement as set forth below:

Fund                                    Fiscal Year         Class A             Class B              Class C
----                                    -----------         -------             -------              -------
Scudder Emerging Markets Fund              2000                $0                 $0                   $0

Scudder Global Discovery Fund              2000             $301,999           $211,315              $58,099

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.



The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                               Aggregate       Aggregate                                    Aggregate
                                                 Sales        Commissions      Aggregate Commissions       Commissions
Fund                           Fiscal Year    Commissions    Paid to Firms    Paid to Affiliated Firms   Retained by SDI
----                           -----------    -----------    -------------    ------------------------   ---------------
Scudder Emerging Markets Fund
                                  2002         $2,000         $1,000                  $0                     $1,000
                                  2001*        $107,000       $86,000                 $0                     $21,000

Scudder Global Discovery Fund
                                  2002         $76,000        $63,000                 $1,000                 $12,000
                                  2001         $246,000       $167,000                $21,000                $58,000
                                  2000         $322,000       $293,000                $0                     $29,000


* From March 1, 2001 (Commencement of Class A, B and C shares).


                Other Distribution Expenses Paid by

     Underwriter for 10 Month Period Ended October 31, 2002
                                                        Contingent
                       12b-1 Fees     Compensation       Deferred      Compensation
                         Paid           Retained       Sales Charge     Paid by SDI
                         to SDI          by SDI        Paid to SDI       to Firms
                         ------          ------        -----------       --------

Emerging Markets
Growth Fund
  Class A                 $3,313        $1,506.13             N/A         $1,806.87
  Class B                 $2,868        $2,369.34          $1,279         $498.66
  Class C                 $4,997        $3,845.09             $90         $1,151.91

Global Discovery
Fund

  Class A               $231,277        $50,956.22            N/A         $180,320.78
  Class B               $432,165        $33,053.99       $178,399         $97,111.01
  Class C               $147,862        $39,042.93         $1,627         $108,819.07




                        Advertising                 Marketing       Misc.
                           and        Prospectus    and Sales     Operating    Interest
                        Literature     Printing      Expenses     Expenses     Expenses
                        ----------     --------      --------     --------     --------

Emerging Markets
Growth Fund

  Class A                  N/A           N/A            N/A          N/A        N/A
  Class B                  $567          $87            $296         $261       $281
  Class C                  $436          $57            $172         $210       $0

Global Discovery
Fund

  Class A                  N/A           N/A            N/A          N/A        N/A
  Class B                  $19,510       $4,227         $19,034      $10,445    $113,532
  Class C                  $14,251       $3,165         $14,260      $7,679     $39,355

Brokerage Commissions


Allocations of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but are not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affilliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, Emerging Markets Fund paid $329,669, $268,927 and $97,563 in commissions, respectively. For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Global Discovery Fund paid $1,173,268, $836,707 and $745,910 in commissions, respectively.

                                                     Percentage of
                              Percentage of           Transactions         Dollar Amount of       Dollar Amount of
                               Commissions       Involving Commissions   Commissions Paid to        Transactions
                                 Paid to                Paid to              Brokers for           Allocated for
Name of Fund                Affiliated Brokers     Affiliated Brokers     Research Services      Research Services
------------                ------------------     ------------------     -----------------      -----------------

Scudder Emerging Markets
Growth Fund                         0%                     0%                  $65,555              $44,295,043

Scudder Global
Discovery Fund                      0%                     0%                  $569,972             $372,181,498


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.


Portfolio turnover rates for the two most recent fiscal years for Scudder Emerging Markets Growth Fund are as follows:

69% and 115% for the fiscal years ended October 31, 2001 and 2002.

Portfolio turnover rates for the two most recent fiscal years for Scudder Global Discovery Fund are as follows:

59% and 49% for the fiscal years ended October 31, 2001 and 2002.

Independent Accountants and Reports to Shareholders


The financial highlights of the Funds included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Fund and their Independent Directors.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Effective December 14, 2000 and December 29, 2000 for Emerging Markets Growth Fund and Global Discovery Fund, respectively, the Advisor pays these fees pursuant to each Fund's Administrative Agreement. Prior to October 2, 2000, Emerging Markets Growth Fund incurred charges of $101,747. For the fiscal year ended October 31, 2000 and the period prior to March 1, 2001, Global Discovery Fund incurred charges of $765,719 and $251,250, respectively.


Custodian, Transfer Agent and Shareholder Service Agent

The Fund employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 (the "Custodian") as Custodian. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of each Corporation pursuant to Rule 17f-5 of the 1940 Act. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.


Scudder Investments Service Company (SISC), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. Effective December 14, 2000 and December 29, 2000 for Scudder Emerging Markets Growth Fund and Scudder Global Discovery, respectively, the Advisor pays these fees pursuant to each Fund's Administrative Agreement.


Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the fund(s).


                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Unless otherwise indicated, Class A performance information includes the effect of the maximum initial sales charge. Class B performance information includes the effect of the maximum contingent deferred sales charge. Class C performance includes the effect of the maximum initial sales charge and the maximum contingent deferred sales charge.


Emerging Markets Growth Fund. Performance figures prior to March 1, 2001 (commencement of Class A, B and C shares) for Class A, B and C shares of the Fund are derived from the historical performance of Class S shares of the Fund, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. Returns for the historical performance of Class S shares include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.

Global Discovery Fund. Performance figures for Class A, B and C shares of the Fund for the period April 16, 1998 (commencement of the Class A, B and C shares) to October 31, 2001 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period September 10, 1991 to April 16, 1998 are derived from the historical performance of Class S shares of the Fund, adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current maximum contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

         T          =      Average Annual Total Return
         P          =      a hypothetical initial investment of $1,000
         n          =      number of years
         ERV        =      ending redeemable value: ERV is the value, at the end
                           of the applicable  period,  of a hypothetical  $1,000
                           investment made at the beginning of the applicable period

 Average Annual Total Returns for the Fiscal Year Ended October 31, 2002(1)(2)

                                                        1 Year              5 Years          Life of Class(3)(4)
                                                        ------              -------          -------------

Scudder Emerging Markets Growth Fund
Class A                                                -1.08%              -10.91%                 -5.79%
Class B                                                 1.00%              -10.77%                 -5.71%
Class C                                                 3.08%              -10.71%                 -5.80%

(1) Because Class A, B and C shares were not introduced until March 1, 2001, the total returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and classes' expenses.

(3) If the Advisor had not maintained expenses, the average annual total returns for the period indicated would have been lower.

(4)      For the period beginning May 8, 1996.

 Average Annual Total Returns for the Fiscal Year Ended October 31, 2002(2) (3)

                                   1 Year(1)        5 Years           10 Years
                                   ------           -------           --------

Scudder Global Discovery Fund
Class A                             -20.81%         -0.21%             7.26%
Class B                             -19.17%         -0.06%             6.98%
Class C                             -17.45%         -0.01%             6.98%

(1) If the Advisor and certain subsidiaries had not maintained expenses, returns would have been lower.

(2) Because Class A, B and C shares were not introduced until April 16, 1998, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares from the commencement of investment operations, September 10, 1991 through April 16, 1998. Actual performance of Class A, B and C shares is shown beginning April 16, 1998.

(3) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and classes' expenses.


After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

         P          =      a hypothetical initial investment of $1,000
         T          =      average   annual   total   return   (after  taxes  on
                           distributions)
         n          =      number of years
         ATVD       =      ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5-, or 10-year  periods at
                           the  end  of the  1-,  5-,  or  10-year  periods  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions but not after taxes on redemptions


Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Funds' and classes' expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVDR

Where:

         P          =      a hypothetical initial investment of $1,000
         T          =      average   annual   total   return   (after  taxes  on
                           distributions and redemption)
         n          =      number of years
         ATVDR      =      ending value of a hypothetical $1,000 payment made at
                           the  beginning  of the 1-, 5-, or 10-year  periods at
                           the  end  of the  1-,  5-,  or  10-year  periods  (or
                           fractional    portion),    after    taxes   on   fund
                           distributions and redemptions


Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Funds' and classes' expenses.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

Aggregate Total Returns (Before Taxes)

The Fund/Portfolio, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1
                                              ---
                                               P

Where:

         P          =      a hypothetical initial investment of $1,000
         ERV        =      ending  redeemable  value  of a  hypothetical  $1,000
                           payment  made  at  the  beginning  of the  1-,  5- or
                           10-year  (or  other)   periods  at  the  end  of  the
                           applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the US dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

The Fund may be advertised as an investment choice in Scudder's college planning program.

The Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.



Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

        Compensation Schedule #1(1)             Compensation Schedule #2(2)          Compensation Schedule #3(2)
        ---------------------------             ---------------------------          ---------------------------
                                  As a                                  As a                                As a
                               Percentage                           Percentage of                         Percentage
Amount of                        of Net          Amount of               Net            Amount of           of Net
Shares Sold                    Asset Value      Shares Sold           Asset Value       Shares Sold       Asset Value
-----------                    -----------      -----------           -----------       -----------       -----------
$1 million to $5 million          1.00%     Under $15 million        0.75%       Over $15 million        0.25%
Over $5 million to $50
million                           0.50%             --                --                --                --
Over $50 million                  0.25%             --                --                --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                Sales Charge
                                                                ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ---------------          --------------
Less than $50,000                                  5.75%               6.10%                 5.20%
$50,000 but less than $100,000                     4.50                4.71                  4.00
$100,000 but less than $250,000                    3.50                3.63                  3.00
$250,000 but less than $500,000                    2.60                2.67                  2.25
$500,000 but less than $1 million                  2.00                2.04                  1.75
$1 million and over                                .00**                 .00**                 ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:


(a) officers, directors/trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families;


(b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children;

(c) certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons;

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)      a  participant-directed  qualified  retirement  plan  described in Code
         Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends; and

(l) pursuant to the Large Order NAV Privilege (if no other net asset value purchase privilege applies).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class C Purchases. As of February 1, 2003, Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution fee.

Waiver of the Class C up-front sales charge. You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o existing Class C shareowners as of January 31, 2003, who make additional purchases of Class C shares in the same fund(s);

o Class C shares purchased through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o Class C shares purchased through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o Class C shares purchased through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

Multi-Class Suitability. SDI has established the following procedure regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent ("Flex Plan"). Orders for Class B Shares or Class C Shares by employer sponsored employee benefit plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) using the subaccount recordkeeping system made available through the Flex Plan prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount". Flex Plans set-up on the Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund),
         (3) in  connection  with  distributions
         qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.


Each Fund intends to distribute dividends from its net investment income annually in November or December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.


Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

So long as more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to (subject to limitations) claim a credit or deduction on their federal income tax returns for, and to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.

If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to a Fund which will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Investments in "passive foreign investment companies" could result in fund-level US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.




Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS


The following table presents certain information regarding the Directors and Officers of each Fund as of March 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)       President, WGBH Educational Foundation. Directorships:                 47
Director, 1990-present          American Public Television; New England Aquarium; Becton
                                Dickinson and Company (medical technology company); Mass
                                Corporation for Educational Telecommunications; The A.H.
                                Belo Company (media company); Committee for Economic
                                Development; Concord Academy; Public Broadcasting Service;
                                Boston Museum of Science
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)        President, Driscoll Associates (consulting firm); Executive            47
Director, 1987-present          Fellow, Center for Business Ethics, Bentley College;
                                formerly, Partner, Palmer & Dodge (1988-1990); Vice
                                President of Corporate Affairs and General Counsel, Filene's
                                (1978-1988). Directorships: CRS Technology (technology
                                service company); Advisory Board, Center for Business
                                Ethics, Bentley College; Board of Governors, Investment
                                Company Institute; Chairman, ICI Directors Services Committee
--------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler (73)           Senior Fellow and Economic Counsellor, The Conference Board,           47
Director, 1995-present          Inc. (not-for-profit business research organization).
                                Directorships: The Harris Insight Funds (registered
                                investment companies; 22 funds overseen)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (48)               Managing Partner, Exeter Capital Partners (private equity              47
Director, 1996-present          funds). Directorships: Facts on File (school and library
                                publisher); Progressive Holding Corporation (kitchen
                                importer and distributor)
--------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)              Chairman of the Quality Control Inquiry Committee, American            47
Director, 2002-present          Institute of Certified Public Accountants (1992-1998).
                                Directorships: Household International (banking and
                                finance); ISI Family of Funds (registered investment
                                companies; 4 funds overseen); Kimberly-Clark Corporation
                                (personal consumer products) (1991-2000)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)     Consultant (1997-present); formerly, Director, US General              47
Director, 1999-present          Accounting Office (1996-1997); Partner, Fulbright &
                                Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                                William and Flora Hewlett Foundation
--------------------------------------------------------------------------------------------------------------------



                                       59

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (59)             Managing Partner, First Light Capital (venture capital                 47
Director, 1994-present          group) (2000-present); formerly, Venture Partner, Internet
                                Capital Group (network of internet partnership companies)
                                (1993-2000). Directorships: United Way of Mass Bay; Sonesta
                                International Hotels, Inc.; Labnetics, Inc. (medical
                                equipment company); Metatomix, Inc. (database management);
                                Aberdeen Group (technology research); Northeastern
                                University Funds and Endowment Committee; Connecticut
                                College Finance Committee; Commonwealth Institute
                                (not-for-profit start-up for women's enterprises); The
                                Reference, Inc. (IT consulting for financial services)
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (66)               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               47
Director, 2002-present          formerly, President (interim) of Williams College
                                (1999-2000); President, certain funds in the Deutsche Asset
                                Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
                                Directorships: Yellow Corporation (trucking); American
                                Science & Engineering (x-ray detection equipment); ISI
                                Family of Funds (registered investment companies, 4 funds
                                overseen); National Railroad Passenger Corporation (Amtrak);
                                formerly, Chairman and Member, National Transportation
                                Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale^2,^4 (57)       Managing Director of Deutsche Bank Securities Inc. (formerly           198
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
President, 2002-present         Management (1999 to present); Director and President,
                                Investment Company Capital Corp. (registered investment
                                advisor) (1996 to present); Director, Deutsche Global Funds,
                                Ltd. (2000 to present), CABEI Fund (2000 to present), North
                                American Income Fund (2000 to present) (registered
                                investment companies); President, DB Hedge Strategies Fund
                                LLC (June 2002 to present), Montgomery Street Securities,
                                Inc. (2002 to present) (registered investment companies);
                                Vice President, Deutsche Asset Management, Inc. (2000 to
                                present); formerly, Director, ISI Family of Funds
                                (registered investment company; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of           n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President of
                                Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp.
                                (1995-1997); Senior Vice President of The Boston Company
                                Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)
--------------------------------------------------------------------------------------------------------------------



                                       60

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (48)         Managing Director of Deutsche Asset Management                         n/a
Vice President and Assistant    (2002-present) and Director, Deutsche Global Funds Ltd.
Secretary, 2002-present         (2002-present); formerly, Director, Deutsche Asset
                                Management (1999-2002); Principal, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States
                                Securities and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette (40)              Vice President of Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);            n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services
                                (1992-2001); Senior Manager, Prudential Mutual Fund Services
                                (1987-1992)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present).              n/a
Treasurer, 2002-present         Formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons (40)               Managing Director of Deutsche Asset Management                         n/a
Assistant Treasurer,
2000-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                         n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------------------------
Brett Diment (32)^7             Managing Director of Deutsche Asset Management                            n/a
Vice President,
2002 - present
--------------------------------------------------------------------------------------------------------------------
William E. Holzer (53)^5        Managing Director of Deutsche Asset Management                            n/a
Vice President, 1986 - present
--------------------------------------------------------------------------------------------------------------------
Joseph Axtell (45)^5            Director of Deutsche Asset Management                                     n/a
Vice President, 2002 - present
--------------------------------------------------------------------------------------------------------------------
Alexander Black^4 (39)          Managing Director of Deutsche Asset Management                            n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Oliver Kratz^5 (31)             Director of Deutsche Asset Management                                     n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Paul Rogers (46)                Managing Director of Deutsche Asset Management                            n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Andrew Stubing^6 (37)           Director of Deutsche Asset Management                                     n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Alex Tedder                     Managing Director of Deutsche Asset Management                            n/a
Vice President,  [  ] - present
--------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of the funds, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

^2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

^3       Address: 222 South Riverside Plaza, Chicago, Illinois

^4       Address: One South Street, Baltimore, Maryland

^5       Address: 345 Park Avenue, New York, New York

^6       20 Raffles Place #27 01 Ocean Towers, Singapore

^7       Address: One Appold Street, London, England


Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin:              Vice President and Director
Caroline Pearson:               Secretary


Director's Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 90% of the Board is comprised of Independent Directors who are not "interested persons" (as defined in the 1940
Act) of the Corporation or the Advisor ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included ten regular board meetings, four special meetings, and three audit committee meetings. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith
R. Fox, Louis E. Levy (Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*, establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chairwoman), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Director held 11 meetings during calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held eight meetings for Emerging Market Growth Fund and four meetings for Global Discovery Fund during the calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith
R. Fox, Louis E. Levy and Jean Gleason Stromberg. Each Investment Oversight Committee held two meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chairman), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during the calendar year 2002.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at Directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year 2002.

                              Compensation from                               Pension or
                              Scudder Emerging      Compensation from    Retirement Benefits    Total Compensation
                                  Markets            Scudder Global      Accrued as Part of          Paid to
     Name of Director           Growth Fund          Discovery Fund         Fund Expenses        Directors(4)(6)
     ----------------           -----------          --------------         -------------        ---------
Henry P. Becton, Jr.                $689                 $2,090                  $0                  $170,000
Dawn-Marie Driscoll(1)              $702                 $2,234                  $0                  $180,000
Edgar R. Fiedler(5)                 $689                 $2,091                  $0                  $176,397



                                       63

Keith R. Fox                        $688                 $2,087                  $0                  $170,000
Louis E. Levy(2)*                   $515                 $1,555                  $0                  $157,346
Jean Gleason Stromberg              $684                 $2,047                  $0                  $165,000
Jean C. Tempel                      $664                 $2,024                  $0                  $164,000
Carl W. Vogt(3)*                    $520                 $1,620                  $0                  $159,846

*        Newly elected  Directors,  effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees for Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, (effective April 8, 2002 for Mr. Levy and Mr. Vogt) total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. For Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.

(5) Total Compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.



Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2002.

                               Dollar Range of                                         Aggregate Dollar Range of
                             Securities Owned in      Dollar Range of Securities     Securities Owned in All Funds
                            Global/International   Owned in Scudder International         in the Fund Complex
     Name of Director            Fund, Inc.                   Fund, Inc.                 Overseen by Directors
     ----------------            ----------                   ----------                 ---------------------
Henry P. Becton, Jr.           $10,001-$50,000                     $1-$10,000                 Over $100,000
Dawn-Marie Driscoll                 None                              None                    Over $100,000
Edgar R. Fiedler                    None                              None                    Over $100,000
Keith Fox                           None                           $1-$10,000                 Over $100,000
Louis E. Levy                       None                              None                    Over $100,000
Richard T. Hale                     None                              None                    Over $100,000
Jean Gleason Stromberg              None                              None                    Over $100,000


                                       64

                               Dollar Range of                                         Aggregate Dollar Range of
                             Securities Owned in      Dollar Range of Securities     Securities Owned in All Funds
                            Global/International   Owned in Scudder International         in the Fund Complex
     Name of Director            Fund, Inc.                   Fund, Inc.                 Overseen by Directors
     ----------------            ----------                   ----------                 ---------------------

Jean C. Tempel                      None                              None                    Over $100,000
Carl W. Vogt                        None                              None                    Over $100,000

Securities Beneficially Owned

As of January 31, 2003, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of January 31, 2003 , no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of January 31, 2003, 317,479 shares in the aggregate, or 7.65% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class S were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 283,647 shares in the aggregate, or 6.83% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class S were held in the name of Zurich Scudder Investments, Profit Sharing and 401K Plan Trust 1, 345 Park Avenue, New York, NY 10154-0004 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 3,885 shares in the aggregate, or 7.66% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class AARP were held in the name of Clayton Dale Wilson, 1 Sea Pines, Aliso Viejo, CA 92656-4232 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 355,677 shares in the aggregate, or 43.41% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class A were held in the name of Deutsche Bank Trust Co. Americas, PO Box 9005, Church Street Station, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 183,839 shares in the aggregate, or 22.44% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class A were held in the name of Deutsche Bank Trust Co. Americas, PO Box 9005, Church Street Station, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 2,500 shares in the aggregate, or 5.74% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class B were held in the name of Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3870 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 355,677 shares in the aggregate, or 43.41% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class C were held in the name of Scudder Trust Company, 1633 Corniche Street, League City, TX 77573-6502 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 647,310 shares in the aggregate, or 5.19% of the outstanding shares of Scudder Global Discovery Fund, Class S were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA
94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,952 shares in the aggregate, or 8.47% of the outstanding shares of Scudder Global Discovery Fund, Class AARP were held in the name of Bernice I. Martin, Kenneth C. Martin JT TEN, 116 South York Avenue, Oberlin, KS 67749-2320 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,174 shares in the aggregate, or 5.10% of the outstanding shares of Scudder Global Discovery Fund, Class AARP were held in the name of John W. Comerford, Kathleen e. Comerford TRS, John Comerford Family Trust, 3120 Palos Verdes Drive North, Palos Verdes East, CA 90274-1027 who may be deemed to be the beneficial owner of certain of these shares.FUND

                                  ORGANIZATION

Scudder Emerging Markets Growth Fund is a separate series of Scudder International Fund, Inc. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of the Corporation consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for Scudder International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder Emerging Markets Growth Fund is divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C.

Scudder Global Discovery Fund is a separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed from Scudder Global Fund, Inc. on May 28, 1998. The authorized capital stock of Global/International Fund, Inc. consists of 1,559,993,796 shares of a par value of $.01 each, which capital stock has been divided into four series: Scudder Global Discovery Fund, Scudder Global Fund, Scudder Emerging Markets Income Fund and Scudder Global Bond Fund. The authorized capital stock of the Scudder Emerging Markets Income Fund and the Scudder Global Fund consists of 320 million shares, the authorized capital stock of the Scudder Global Discover Fund consists of 200 million shares and the authorized capital stock of the Scudder Global Bond Fund consists of 529,145,575 shares. Scudder Global Discovery Fund's shares are currently divided into five classes: Class AARP and S shares, and Class A, B and C shares.

Organizational Description


The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP Shares are offered.


Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of the Funds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

Scudder Emerging Markets Growth Fund

Class A: 811165-760.

Class B: 811165-752.

Class C: 811165-745.

Scudder Global Discovery Fund

Class A: 378947-60-0.

Class B: 378947-70-9.

Class C: 378947-80-8.

Each Fund has a fiscal year end of October 31.


This Statement of Additional Information contains the information of Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.


The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        SCUDDER INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Growth Fund



                         GLOBAL/INTERNATIONAL FUND, INC.

                              Global Discovery Fund





                             Class S and Class AARP

















                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2003


This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Global Discovery Fund (the "Fund"), a series of Global/International Fund, Inc. (the "Corporation") and Scudder Emerging Markets Growth Fund (the "Fund" and, together with Global Discovery Fund, the "Funds") a series of Scudder International Fund, Inc. (the "Corporation" and, together with Global/International Fund, Inc., the "Corporations") dated March 1, 2003, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).


The Annual Reports to Shareholders of each Fund, dated October 31, 2002 accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectuses.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

INVESTMENT RESTRICTIONS....................................................1

INVESTMENT POLICIES AND TECHNIQUES.........................................3


MANAGEMENT OF THE FUNDS...................................................26
   Investment Advisor.....................................................26
   Administrative Agreement...............................................29


FUND SERVICE PROVIDERS....................................................31
   Principal Underwriter..................................................31


PORTFOLIO TRANSACTIONS....................................................32
   Brokerage..............................................................32
   Independent Accountants and Reports to Shareholders....................34
   Legal Counsel..........................................................34
   Fund Accounting Agent..................................................34
   Custodian, Transfer Agent and Shareholder Service Agent................34

PERFORMANCE...............................................................35

PURCHASE AND REDEMPTION OF SHARES.........................................38

TAXES.....................................................................46

NET ASSET VALUE...........................................................48

OFFICERS AND DIRECTORS....................................................50

FUND ORGANIZATION.........................................................57

FINANCIAL STATEMENTS......................................................58

ADDITIONAL INFORMATION....................................................58

APPENDIX..................................................................60

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.


Scudder Emerging Markets Growth Fund has elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the "1940" Act), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


Scudder Global Discovery Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of each Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors based upon current circumstances.

Nonfundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.


As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) Scudder Emerging Markets Growth Fund only: enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(g) lend portfolio securities in an amount greater than 5% of its total assets; and

(h)      invest more than 15% of net assets in illiquid securities.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.


Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.


Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a fund's volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. ).

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer]Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the Securities and Exchange Commission action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the US and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDPs. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private
property;   (vi)  the  absence,  until  recently  in  certain  Eastern

European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of  Portfolio  Securities.  A fund may seek to increase  their income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, US Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Advisor to be in good standing. The value of the securities loaned will not exceed 5% of the value of a fund's total assets at the time any loan is made.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. A fund may each invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

  It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund's investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a  commitment  or option to sell  D-
marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Risks of Strategic Transactions Outside the US When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require that fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require that fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires that fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933 (the "1933 Act"), and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

Warrants. A fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.


Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.




The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

The current Agreements, each dated April 5, 2002, were last approved by the Directors of each Corporation on August 12, 2002. Each Agreement continues in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds' federal, state and local tax returns; preparing and filing each Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget;
processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.


The Advisor pays the compensation and expenses of all Directors, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Advisor as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Scudder Emerging Markets Growth Fund

The Fund pays the Advisor an advisory fee at the annual rate of 1.25% for the first $500 million of average daily net assets and 1.20% on the average daily net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Advisor did impose management fees amounting to $972,815 and $697,588 for the fiscal years ended October 31, 2000 and 2001, respectively. For the fiscal year ended October 31, 2002, the management fee amounted to $599,107

Scudder Global Discovery Fund

For these services, the Fund pays the Advisor an annual fee equal to 1.10% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the management fee amounted to $9,046,223, $7,526,633 and
$5,231,674, respectively.


Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

Board Considerations in Connection with Annual Renewal of
Investment Management Agreement for Global Discovery Fund and Scudder Emerging Markets Growth Fund

The Directors approved the continuation of each Fund's current investment management agreement in August 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.


Administrative Agreement


Effective March 1, 2001 for Global Discovery Fund and October 2, 2000 for Scudder Emerging Markets Fund, each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.650% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Emerging Markets Growth Fund and 0.375% for Class S and Class AARP of the average daily net assets of the applicable class of Scudder Global Discovery Fund . One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.

Scudder Emerging Markets Fund. For the fiscal year ended October 31, 2001, the Administrative fee to the Fund amounted to $361,672 and $977 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $295,128 and $2,680 for Class S and Class AARP, respectively.

Scudder Global Discovery Fund. For the period March 1, 2001 through October 31, 2001, the Administrative fee to the Fund amounted to $1,028,223 and $815 for Class S and Class AARP, respectively. For the fiscal year ended October 31, 2002, the Administrative fee to the Fund amounted to $1,144,577 and $1,549 for Class S and Class AARP, respectively.


Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.


Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term of three years, ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors, including the independent Directors. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreement, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund's total operating expenses, excluding reorganization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and director counsel fees and expenses, at 1.75% for Class S and Class AARP shares, respectively, of Scudder Emerging Markets Growth Fund 1.50% for Class S and Class AARP shares, respectively, of Scudder Global Discovery Fund.


AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS


Principal Underwriter

The Corporation, on behalf of the Funds has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation . The Corporation's underwriting agreement dated September 30, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.


Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.


Although Class S and Class AARP shares of each Fund do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law, although Class S shares are not available to new investors. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.


                             PORTFOLIO TRANSACTIONS

Brokerage


Allocations of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term "research services," may includes, but are not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor may also consider, in placing orders for the Fund with a broker-dealer, sales of the Fund's shares, or sales of the shares of any funds that are managed by the Advisor or its affilliates, as a factor in the selection of a broker-dealer to execute portfolio transactions, subject to seeking best execution. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere. The Advisor and its affiliates expect that the benefits achieved by their direction of orders should generally average out over the funds and other advisory clients over time.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Emerging Markets Fund paid $329,669, $268,927 and $97,563 in commissions, respectively. For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Global Discovery Fund paid $1,173,268, $836,707 and $745,910 in commissions, respectively.


                                                     Percentage of
                                Percentage of         Transactions       Dollar Amount of     Dollar Amount of
                             Commissions Paid to       Involving       Commissions Paid to      Transactions
                                  Affiliated      Commissions Paid to      Brokers for          Allocated for
Name of Fund                       Brokers         Affiliated Brokers   Research Services     Research Services
------------                       -------         ------------------   -----------------     -----------------

Scudder Emerging Markets
Growth Fund                            0%                   0%                 $65,555           $44,295,043

Scudder Global Discovery
Fund                                   0%                   0%                $569,972          $372,181,498

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.


Portfolio turnover rates for the two most recent fiscal years for Scudder Emerging Markets Growth Fund are as follows:

69% and 115% for the fiscal years ended October 31, 2001 and 2002.

Portfolio turnover rates for the two most recent fiscal years for Scudder Global Discovery Fund are as follows:

59% and 49% for the fiscal  years  ended  October  31,  2001 and 2002.


Independent Accountants and Reports to Shareholders


The financial highlights of the Funds included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Fund and their Independent Directors.


Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Prior to the implementation of the Administrative Agreement, the Funds paid SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Effective December 14, 2000 and December 29, 2000 for Emerging Markets Growth Fund and Global Discovery Fund, respectively, the Advisor pays these fees pursuant to each Fund's Administrative Agreement. Prior to October 2, 2000, Emerging Markets Growth Fund incurred charges of $101,747. For the fiscal year ended October 31, 2000 and the period prior to March 1, 2001, Global Discovery Fund incurred charges of $765,719 and $251,250, respectively.

Custodian, Transfer Agent and Shareholder Service Agent

The Fund employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 (the "Custodian") as Custodian. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of each Corporation pursuant to Rule 17f-5 of the 1940 Act. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.




Scudder Service Corporation ("Service Corporation" or "SSC"), P.O. Box 219735, Kansas City, Missouri 64121-9735, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to an agreement between each Fund and Service Corporation, each Fund is obligated to pay Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

These fees have been paid by the Advisor pursuant to the Administrative Agreement since October 2, 2000, but will be borne by the Funds directly following termination of the Administrative Agreements on September 30, 2003.

Pursuant to an agency agreement between SSC and DST Systems, Inc. ("DST") effective January 15, 2003, DST will perform shareholder servicing functions for each class of each Fund.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. Scudder Trust Company ("STC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Funds. Prior to the implementation of the Administrative Agreement, Class S shares of the Funds paid annual service fees of $17.55 per shareholder account. Class S shares of Scudder Global Discovery Fund incurred fees of $288,092 during the fiscal year ended October 31, 2000. Prior to March 31, 2001, the amount charged to Class S shares of Scudder Global Discovery Fund by STC aggregated $97,726. Prior to October 2, 2000 the amount charged to Class S shares of Scudder Emerging Markets Growth Fund aggregated $118,108. Pursuant to the new Administrative Agreement, the above fees are currently paid for by the Advisor, but will be borne by the Funds directly upon termination thereof.



                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)1/n - 1


Where:

         T              =     Average Annual Total Return
         P              =     a hypothetical initial investment of $1,000
         n              =     number of years
         ERV            =     ending redeemable value: ERV is the value,
                              at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

 Average Annual Total Returns for the Fiscal Year Ended October 31, 2002(1)(2)

                                          1 Year            5 Years          10 Years     Life of Class(3)
                                          ------            -------          --------     -------------



Scudder Emerging Markets Growth Fund

     Class S                               5.31%            -9.59%             N/A             -4.65%
     Class AARP                            5.18%              N/A              N/A             -13.06%

(1) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(2) If the Advisor had not maintained expenses, the average annual total returns for the period indicated would have been lower.

(3) Class AARP shares commenced operations on October 2, 2000. Class S shares commenced operations on May 8, 1996.

  Average Annual Total Returns for the Fiscal Year Ended October 31, 2002(1)(2)

                                          1 Year            5 Years          10 Years     Life of Class(3)
                                          ------            -------          --------     -------------

Scudder Global Discovery Fund
     Class S                              -15.73%            1.27%            8.05%              N/A
     Class AARP                           -15.73%             N/A              N/A             -23.87%

(1) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

(2) If the Advisor had not maintained expenses, the average annual total returns for the period indicated would have been lower.

(3)      The Fund  commenced  offering  Class AARP shares on
         March 1, 2001.

After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.


          Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

         P              =     a hypothetical initial investment of $1,000
         T              =     average annual total return (after taxes on
                              distributions)
         n              =     number of years
         ATVD           =     ending  value  of  a   hypothetical   $1,000
                              payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Funds' and classes' expenses.


  Average Annual Total Returns (After Taxes on Distributions and Redemption)]

                                 P(1+T)^n = ATVDR

Where:

         P              =    a hypothetical initial investment of $1,000
         T              =    average annual total return (after taxes on
                             distributions and redemption)
         n              =    number of years
         ATVDR          =    ending  value  of  a   hypothetical   $1,000
                             payment made at the beginning of the 1-, 5-,
                             or 10-year periods at the end of the 1-, 5-,
                             or 10-year periods (or fractional  portion),
                             after  taxes  on  fund   distributions   and
                             redemptions


Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Funds' and classes' expenses.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          Aggregate Return = (ERV) - 1
                                              ---
                                               P

Where:

         P              =     a hypothetical initial investment of $1,000
         ERV            =     ending  redeemable  value of a  hypothetical
                              $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may be advertised as an investment choice in Scudder's college planning program.


A Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application. In addition, Class S shares of the Funds are generally not available to new investors.


Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10. Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.



Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the
Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.


Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income annually in November or December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See ".Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.


Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.


Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.




Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS


The following table presents certain information regarding the Directors and Officers of each Fund as of March 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Henry P. Becton, Jr. (59)       President, WGBH Educational Foundation. Directorships:                 47
Director, 1990-present          American Public Television; New England Aquarium; Becton
                                Dickinson and Company (medical technology company); Mass
                                Corporation for Educational Telecommunications; The A.H.
                                Belo Company (media company); Committee for Economic
                                Development; Concord Academy; Public Broadcasting Service;
                                Boston Museum of Science

--------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (56)        President, Driscoll Associates (consulting firm); Executive            47
Director, 1987-present          Fellow, Center for Business Ethics, Bentley College;
                                formerly, Partner, Palmer & Dodge (1988-1990); Vice
                                President of Corporate Affairs and General Counsel, Filene's
                                (1978-1988). Directorships: CRS Technology (technology
                                service company); Advisory Board, Center for Business
                                Ethics, Bentley College; Board of Governors, Investment
                                Company Institute; Chairman, ICI Directors Services Committee

--------------------------------------------------------------------------------------------------------------------

Edgar R. Fiedler (73)           Senior Fellow and Economic Counsellor, The Conference Board,           47
Director, 1995-present          Inc. (not-for-profit business research organization).
                                Directorships: The Harris Insight Funds (registered
                                investment companies; 22 funds overseen)

--------------------------------------------------------------------------------------------------------------------

Keith R. Fox (48)               Managing Partner, Exeter Capital Partners (private equity              47
Director, 1996-present          funds). Directorships: Facts on File (school and library
                                publisher); Progressive Holding Corporation (kitchen
                                importer and distributor)
--------------------------------------------------------------------------------------------------------------------

                                       50

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Louis E. Levy (70)              Chairman of the Quality Control Inquiry Committee, American            47
Director, 2002-present          Institute of Certified Public Accountants (1992-1998).
                                Directorships: Household International (banking and
                                finance); ISI Family of Funds (registered investment
                                companies; 4 funds overseen); Kimberly-Clark Corporation
                                (personal consumer products) (1991-2000)

--------------------------------------------------------------------------------------------------------------------

Jean Gleason Stromberg (59)     Consultant (1997-present); formerly, Director, U.S. General            47
Director, 1999-present          Accounting Office (1996-1997); Partner, Fulbright &
                                Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                                William and Flora Hewlett Foundation

--------------------------------------------------------------------------------------------------------------------

Jean C. Tempel (59)             Managing Partner, First Light Capital (venture capital                 47
Director, 1994-present          group) (2000-present); formerly, Venture Partner, Internet
                                Capital Group (network of internet partnership companies)
                                (1993-2000). Directorships: United Way of Mass Bay; Sonesta
                                International Hotels, Inc.; Labnetics, Inc. (medical
                                equipment company); Metatomix, Inc. (database management);
                                Aberdeen Group (technology research); Northeastern
                                University Funds and Endowment Committee; Connecticut
                                College Finance Committee; Commonwealth Institute
                                (not-for-profit start-up for women's enterprises); The
                                Reference, Inc. (IT consulting for financial services)

--------------------------------------------------------------------------------------------------------------------

Carl W. Vogt (66)               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               47
Director, 2002-present          formerly, President (interim) of Williams College
                                (1999-2000); President, certain funds in the Deutsche Asset
                                Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
                                Directorships: Yellow Corporation (trucking); American
                                Science & Engineering (x-ray detection equipment); ISI
                                Family of Funds (registered investment companies, 4 funds
                                overseen); National Railroad Passenger Corporation (Amtrak);
                                formerly, Chairman and Member, National Transportation
                                Safety Board

--------------------------------------------------------------------------------------------------------------------


Interested Directors and Officers

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Richard T. Hale^2,^4 (57)       Managing Director of Deutsche Bank Securities Inc. (formerly           198
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
President, 2002-present         Management (1999 to present); Director and President,
                                Investment Company Capital Corp. (registered investment
                                advisor) (1996 to present); Director, Deutsche Global Funds,
                                Ltd. (2000 to present), CABEI Fund (2000 to present), North
                                American Income Fund (2000 to present) (registered
                                investment companies); President, DB Hedge Strategies Fund
                                LLC (June 2002 to present), Montgomery Street Securities,
                                Inc. (2002 to present) (registered investment companies);
                                Vice President, Deutsche Asset Management, Inc. (2000 to
                                present); formerly, Director, ISI Family of Funds
                                (registered investment company; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------

                                       51

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of           n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President of
                                Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp.
                                (1995-1997); Senior Vice President of The Boston Company
                                Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)

--------------------------------------------------------------------------------------------------------------------

Daniel O. Hirsch^4 (48)         Managing Director of Deutsche Asset Management                         n/a
Vice President and Assistant    (2002-present) and Director, Deutsche Global Funds Ltd.
Secretary, 2002-present         (2002-present); formerly, Director, Deutsche Asset
                                Management (1999-2002); Principal, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States
                                Securities and Exchange Commission (1993-1998)

--------------------------------------------------------------------------------------------------------------------

John Millette (40)              Vice President of Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present

--------------------------------------------------------------------------------------------------------------------

Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);            n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services
                                (1992-2001); Senior Manager, Prudential Mutual Fund Services
                                (1987-1992)

--------------------------------------------------------------------------------------------------------------------

Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present).              n/a
Treasurer, 2002-present         Formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)

--------------------------------------------------------------------------------------------------------------------

Brenda Lyons (40)               Managing Director of Deutsche Asset Management                         n/a
Assistant Treasurer,
2000-present

--------------------------------------------------------------------------------------------------------------------

Caroline Pearson (40)           Managing Director of Deutsche Asset Management                         n/a
Assistant Secretary,
1997-present

--------------------------------------------------------------------------------------------------------------------

Brett Diment (32)^7             Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002-present

--------------------------------------------------------------------------------------------------------------------

William E. Holzer (53)^5        Managing Director of Deutsche Asset Management                         n/a
Vice President, 1986 - present

--------------------------------------------------------------------------------------------------------------------

Joseph Axtell (45) ^5           Director of Deutsche Asset Management                                  n/a
Vice President, 2002 - present

--------------------------------------------------------------------------------------------------------------------

Alexander Black^4 (39)          Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002-present

--------------------------------------------------------------------------------------------------------------------

Oliver Kratz^5 (31)             Director of Deutsche Asset Management                                  n/a
Vice President, 2002-present

--------------------------------------------------------------------------------------------------------------------

Paul Rogers (46)                Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002-present

--------------------------------------------------------------------------------------------------------------------

Andrew Stubing^6 (37)           Director of Deutsche Asset Management                                  n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------

                                       52

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen

--------------------------------------------------------------------------------------------------------------------

Alex Tedder                     Managing Director of Deutsche Asset Management                         n/a
Vice President, [    ]-present

--------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the funds, managed by the Advisor. For the Officers of the funds, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

^2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

^3       Address: 222 South Riverside Plaza, Chicago, Illinois

^4       Address: One South Street, Baltimore, Maryland

^5       Address: 345 Park Avenue, New York, New York

^6       20 Raffles Place #27 01 Ocean Towers, Singapore

^7       Address: One Appold Street, London, England

Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin:              Vice President and Director
Caroline Pearson:               Secretary

Director's Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 90% of the Board is comprised of Independent Directors who are not "interested persons" (as defined in the 1940
Act) of the Corporation or the Advisor ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 36 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included ten regular board meetings, four special meetings, and three audit committee meetings. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith
R. Fox, Louis E. Levy (Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*, establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chairwoman), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Director held 11 meetings during calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held eight meetings for Emerging Market Growth Fund and four meetings for Global Discovery Fund during the calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith
R. Fox, Louis E. Levy and Jean Gleason Stromberg. Each Investment Oversight Committee held two meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chairman), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during the calendar year 2002.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at Directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year 2002.

                                Compensation                                 Pension or         Total Compensation
                                from Scudder        Compensation from    Retirement Benefits    Paid to Directors
                             Emerging Markets        Scudder Global      Accrued as Part of         from Fund
     Name of Director           Growth Fund          Discovery Fund         Fund Expenses         Complex(4)(6)
     ----------------           -----------          --------------         -------------

Henry P. Becton, Jr.                $689                 $2,090                  $0                  $170,000
Dawn-Marie Driscoll(1)              $702                 $2,234                  $0                  $180,000
Edgar R. Fiedler(5)                 $689                 $2,091                  $0                  $176,397
Keith R. Fox                        $688                 $2,087                  $0                  $170,000
Louis E. Levy(2)*                   $515                 $1,555                  $0                  $157,346
Jean Gleason Stromberg              $684                 $2,047                  $0                  $165,000
Jean C. Tempel                      $664                 $2,024                  $0                  $164,000
Carl W. Vogt(3)*                    $520                 $1,620                  $0                  $159,846

* Newly elected Directors, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees for Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.


(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(5) Total Compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2002.

                               Dollar Range of                                         Aggregate Dollar Range of
                             Securities Owned in      Dollar Range of Securities     Securities Owned in All Funds
                            Global/International   Owned in Scudder International         in the Fund Complex
     Name of Director            Fund, Inc.                   Fund, Inc.                 Overseen by Directors
     ----------------            ----------                   ---------                  ---------------------

                                       55

                               Dollar Range of                                         Aggregate Dollar Range of
                             Securities Owned in      Dollar Range of Securities     Securities Owned in All Funds
                            Global/International   Owned in Scudder International         in the Fund Complex
     Name of Director            Fund, Inc.                   Fund, Inc.                 Overseen by Directors
     ----------------            ----------                   ---------                  ---------------------

Henry P. Becton, Jr.           $10,001-$50,000                     $1-$10,000                 Over $100,000
Dawn-Marie Driscoll                 None                              None                    Over $100,000
Edgar R. Fiedler                    None                              None                    Over $100,000
Keith Fox                           None                           $1-$10,000                 Over $100,000
Louis E. Levy                       None                              None                    Over $100,000
Richard T. Hale                     None                              None                    Over $100,000
Jean Gleason Stromberg              None                              None                    Over $100,000
Jean C. Tempel                      None                              None                    Over $100,000
Carl W. Vogt                        None                              None                    Over $100,000

Securities Beneficially Owned

As of January 31, 2003 , all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of January 31, 2003 , no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of January 31, 2003, 317,479 shares in the aggregate, or 7.65% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class S were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 283,647 shares in the aggregate, or 6.83% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class S were held in the name of Zurich Scudder Investments, Profit Sharing and 401K Plan Trust 1, 345 Park Avenue, New York, NY 10154-0004 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 3,885 shares in the aggregate, or 7.66% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class AARP were held in the name of Clayton Dale Wilson, 1 Sea Pines, Aliso Viejo, CA 92656-4232 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 355,677 shares in the aggregate, or 43.41% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class A were held in the name of Deutsche Bank Trust Co. Americas, PO Box 9005, Church Street Station, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 183,839 shares in the aggregate, or 22.44% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class A were held in the name of Deutsche Bank Trust Co. Americas, PO Box 9005, Church Street Station, New York, NY 10008 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 2,500 shares in the aggregate, or 5.74% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class B were held in the name of Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3870 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 355,677 shares in the aggregate, or 43.41% of the outstanding shares of Scudder Emerging Markets Growth Fund, Class C were held in the name of Scudder Trust Company, 1633 Corniche Street, League City, TX 77573-6502 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 647,310 shares in the aggregate, or 5.19% of the outstanding shares of Scudder Global Discovery Fund, Class S were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA
94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,952 shares in the aggregate, or 8.47% of the outstanding shares of Scudder Global Discovery Fund, Class AARP were held in the name of Bernice I. Martin, Kenneth C. Martin JT TEN, 116 South York Avenue, Oberlin, KS 67749-2320 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,174 shares in the aggregate, or 5.10% of the outstanding shares of Scudder Global Discovery Fund, Class AARP were held in the name of John W. Comerford, Kathleen e. Comerford TRS, John Comerford Family Trust, 3120 Palos Verdes Drive North, Palos Verdes East, CA 90274-1027 who may be deemed to be the beneficial owner of certain of these shares.


                                FUND ORGANIZATION

Scudder Emerging Markets Growth Fund is a separate series of Scudder International Fund, Inc. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of the Corporation consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for Scudder International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder Emerging Markets Growth Fund is divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C.

Scudder Global Discovery Fund is a separate series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of the Corporation was changed from Scudder Global Fund, Inc. on May 28, 1998. The authorized capital stock of Global/International Fund, Inc. consists of 1,559,993,796 shares of a par value of $.01 each, which capital stock has been divided into four series: Scudder Global Discovery Fund, Scudder Global Fund, Scudder Emerging Markets Income Fund and Scudder Global Bond Fund. The authorized capital stock of the Scudder Emerging Markets Income Fund and the Scudder Global Fund consists of 320 million shares, the authorized capital stock of the Scudder Global Discover Fund consists of 200 million shares and the authorized capital stock of the Scudder Global Bond Fund consists of 529,145,575 shares. Scudder Global Discovery Fund's shares are currently divided into five classes: Class AARP and S shares, and Class A, B and C shares.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP Shares are offered.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Subject to the limits of the Investment Company Act of 1940 and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation.



                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of the Funds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION


Scudder Emerging Markets Growth Fund CUSIP numbers:

Class AARP: 811165-869.

Class S: 811165-505.

Scudder Global Discovery Fund CUSIP numbers:

Class AARP: 378947-824.

Class S: 378947-501.


Each Fund has a fiscal year end of October 31.


This Statement of Additional Information contains the information of Scudder Emerging Markets Growth Fund and Scudder Global Discovery Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Item 23              Exhibits
-------              --------
                     (a)      (1)       Articles of Amendment and Restatement, dated December 13, 1990, is incorporated by reference to Post-Effective Amendment No. 8 to the
                                        Registration Statement.

                              (2)       Articles of Amendment, dated December 29, 1997, is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

                              (3)       Articles of Amendment, dated May 29, 1998, is incorporated by reference to
                                        Post-Effective Amendment No. 34 to the Registration Statement.

                              (4)       Articles of Amendment, dated September 21, 2000, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement.

                              (5)       Articles of Amendment, dated May 23, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 51 to the Registration Statement.

                              (6)       Articles of Transfer, dated June 18, 2001, is incorporated by reference to
                                        Post-Effective Amendment No. 51 to the Registration Statement.

                              (7)       Certificate of Correction, dated June 19, 2001, is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement.

                              (8)       Articles Supplementary, dated February 14, 1991, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement.

                              (9)       Articles Supplementary, dated July 11, 1991, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement.

                              (10)      Articles Supplementary, dated November 24, 1992, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                              (11)      Articles Supplementary, dated October 20, 1993, is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement.

                              (12)      Articles Supplementary, dated December 14, 1995, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

                              (13)      Articles Supplementary, dated March 6, 1996, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                              (14)      Articles Supplementary, dated April 15, 1998 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

                              (15)      Articles Supplementary, dated March 31, 2000, are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.

                                       2

                              (16)      Articles Supplementary, dated December 1, 2000, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

                     (b)      (1)       By-Laws, dated May 15, 1986, are incorporated by reference to the original Registration Statement.

                              (2)       Amendment, dated May 4, 1987, to the By-Laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement.

                              (3)       Amendment to the By-Laws, dated September 14, 1987, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement.

                              (4)       Amendment to the By-Laws, dated July 27, 1988, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement.

                              (5)       Amendment to the By-Laws, dated September 15, 1989, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement.

                              (6)       Amended and Restated By-Laws, dated March 4, 1991, are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement.

                              (7)       Amendment to the By-Laws, dated September 20, 1991, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

                              (8)       Amendment to the By-Laws, dated December 12, 1991, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                              (9)       Amendment to the By-Laws, dated October 1, 1996, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                              (10)      Amendment to the By-Laws, dated December 3, 1997, is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

                              (11)      Amendment to the By-Laws, dated February 7, 2000, is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

                              (12)      Amendment to the By-Laws, dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

                              (13)      Amendment to the By-Laws, dated December 10, 2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

                     (c)      (1)       Specimen Share Certificate representing shares of capital stock of $.01 par value of Scudder Global Fund is incorporated by reference to
                                        Post-Effective Amendment No. 6 to the Registration Statement.

                                       3

                              (2)       Specimen Share Certificate representing shares of capital stock of $.01 par value of Scudder International Bond Fund is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.

                     (d)      (1)       Investment Management Agreement between the Registrant, on behalf of
                                        Scudder Emerging Markets Income Fund, and Deutsche Investment Management
                                        Americas Inc., dated April 5, 2002, is  incorporated by reference to
                                        Post-Effective Amendment No. 53 to the Registration Statement.

                              (2)       Investment Management Agreement between the Registrant, on behalf of
                                        Scudder Global Bond Fund, and Deutsche Investment Management Americas
                                        Inc., dated April 5, 2002, is  incorporated by reference to Post-Effective
                                        Amendment No. 53 to the Registration Statement.

                              (3)       Research and Advisory Agreement between the Registrant, on behalf of
                                        Scudder Emerging Markets Income Fund, Deutsche Investment Management
                                        Americas Inc. and Deutsche Asset Management Investment Services Limited,
                                        dated September 9, 2002, is  incorporated by reference to Post-Effective
                                        Amendment No. 53 to the Registration Statement.

                              (4)       Research and Advisory Agreement between the Registrant, on behalf of
                                        Scudder Global Bond Fund, Deutsche Investment Management Americas Inc. and
                                        Deutsche Asset Management Investment Services Limited, dated September 6,
                                        2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

                              (5)       Investment Management Agreement between the Registrant, on behalf of
                                        Scudder Global Discovery Fund, and Deutsche Investment Management Americas
                                        Inc., dated April 5, 2002, is  incorporated by reference to Post-Effective
                                        Amendment No. 53 to the Registration Statement.

                              (6)       Investment Management Agreement between the Registrant, on behalf of
                                        Scudder Global Fund, and Deutsche Investment Management Americas Inc.,
                                        dated April 5, 2002, is  incorporated by reference to Post-Effective
                                        Amendment No. 53 to the Registration Statement.

                     (e)      (1)       Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

                              (2)       Underwriting Agreement between the Registrant and Scudder Distributors,
                                        Inc., dated September 30, 2002, is  incorporated by reference to
                                        Post-Effective Amendment No. 53 to the Registration Statement.

                     (f)                Inapplicable.

                     (g)      (1)       Custodian Agreement between the Registrant and State Street Bank and Trust
                                        Company, dated July 24, 1986, is incorporated by reference to
                                        Post-Effective Amendment No. 1 to the Registration Statement.

                              (2)       Fee schedule for Exhibit (g)(1) is incorporated by reference to
                                        Post-Effective Amendment No. 4 to the Registration Statement.

                                       4

                              (3)       Custodian Agreement between the Registrant (on behalf of Scudder
                                        International Bond Fund) and Brown Brothers Harriman & Co., dated July 1,
                                        1988, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement.

                              (4)       Fee schedule for Exhibit (g)(3) is incorporated by reference to
                                        Post-Effective Amendment No. 5 to the Registration Statement.

                              (5)       Amendment, dated September 16, 1988, to the Custodian Contract between the
                                        Registrant and State Street Bank and Trust Company dated July 24, 1986 is
                                        Incorporated by reference to Post-Effective Amendment No. 6 to the
                                        Registration Statement.

                              (6)       Amendment, dated December 7, 1988, to the Custodian Contract between the
                                        Registrant and State Street Bank and Trust Company dated July 24, 1986 is incorporated by reference to Post-Effective Amendment No. 6 to the
                                        Registration Statement.

                              (7)       Amendment, dated November 30, 1990, to the Custodian Contract between the
                                        Registrant and State Street Bank and Trust Company, dated July 24, 1986, is incorporated by reference to Post-Effective Amendment No. 10 to the
                                        Registration Statement.

                              (8)       Custodian Agreement between the Registrant (on behalf of Scudder Short
                                        Term Global Income Fund) and Brown Brothers Harriman & Co., dated February
                                        28, 1991, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

                              (9)       Custodian Agreement between the Registrant (on behalf of Scudder Global
                                        Small Company Fund) and Brown Brothers Harriman & Co., dated August 30,
                                        1991, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement.

                              (10)      Custodian Agreement between the Registrant (on behalf of Scudder Emerging
                                        Markets Income Fund) and Brown Brothers Harriman & Co., dated December 31,
                                        1993, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                              (11)      Custodian Agreement between Scudder Global Fund, Inc. and Brown Brothers
                                        Harriman, dated March 7, 1995, is incorporated by reference to
                                        Post-Effective Amendment No. 49 to the Registration Statement.

                              (12)      Amendment  (on behalf of Scudder Global Fund) dated October 3, 1995 to the
                                        Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                        Co., dated March 7, 1995, is incorporated by reference to Post-Effective
                                        Amendment No. 24 to the Registration Statement.

                              (13)      Amendment, dated September 29, 1997, to the Custodian Contract between the
                                        Registrant and Brown Brothers Harriman & Co. dated, March 7, 1995, is incorporated by reference to Post-Effective Amendment No. 32 to the
                                        Registration Statement.

                                       5

                              (14)      Amendment (on behalf of Scudder International Bond Fund), dated April 16,
                                        1998, to the Custodian Agreement between the Registrant and Brown Brothers
                                        Harriman & Co., dated March 7, 1995, is incorporated by reference to
                                        Post-Effective Amendment No. 34 to the Registration Statement.

                              (15)      Amendment (on behalf of Scudder Global Discovery Fund), dated April 16,
                                        1998, to the Custodian Agreement between the Registrant and Brown Brothers
                                        Harriman & Co., dated March 7, 1995, is incorporated by reference to
                                        Post-Effective Amendment No. 34 to the Registration Statement.

                              (16)      Amendment (on behalf of Scudder Emerging Markets Income Fund), dated June
                                        17, 1998, to the Custodian Agreement between the Registrant and Brown
                                        Brothers Harriman & Co., dated March 7, 1995, is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

                              (17)      Revised Fee Schedule to the Custodian Agreement between the Registrant and
                                        Brown Brothers Harriman & Co., dated July 2000, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

                     (h)      (1)       Transfer Agency and Service Agreement between the Registrant and Scudder
                                        Service Corporation, dated October 2, 1989, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement.

                              (2)       Revised fee schedule dated October 1, 1996 for Exhibit 9(a)(1) is incorporated by reference to Post-Effective Amendment No. 28 to the
                                        Registration Statement.

                              (3)       Agency agreement between the Registrant, (on behalf of Global Discovery
                                        Fund) and Kemper Service Company, dated April 16,1998, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                              (4)       COMPASS Service Agreement between Scudder Trust Company and the
                                        Registrant, dated October 1, 1995, is incorporated by reference to
                                        Post-Effective Amendment No. 26 to the Registration Statement.

                              (5)       Revised fee schedule, dated October 1, 1996, for Exhibit 9(b)(4) is incorporated by reference to Post-Effective Amendment No. 28 to the
                                        Registration Statement.

                              (6)       Shareholder Services Agreement with Charles Schwab & Co., Inc., dated June
                                        1, 1990, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement.

                              (7)       Service Agreement between Copeland Associates, Inc. and Scudder Service
                                        Corporation (on behalf of Scudder Global Fund and Scudder Global Small
                                        Company Fund), dated June 8, 1995, is incorporated by reference to
                                        Post-Effective Amendment No. 24 to the Registration Statement.

                                       6

                              (8)       Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Global Fund) and Scudder Fund Accounting Corporation, dated March
                                        14, 1995, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.
                              (9)       Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Global Bond Fund (formerly Scudder Short Term Global Income Fund)
                                        and Scudder Fund Accounting Corporation, dated November 29, 1995, is incorporated by reference to Post-Effective Amendment No. 26 to the
                                        Registration Statement.

                              (10)      Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Emerging Markets Income Fund) and Scudder Fund Accounting
                                        Corporation, dated February 1, 1996, is incorporated by reference to
                                        Post-Effective Amendment No. 27 to the Registration Statement.

                              (11)      Administrative Agreement between the Registrant and Scudder Kemper
                                        Investments, Inc. dated September 11, 2000, is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.

                              (12)      Agency Agreement between the Registrant and Kemper Service Company, dated
                                        November 13, 2000., is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (13)      Amended and Restated Administrative Services Agreement between the
                                        Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000, is incorporated by reference to Post-Effective Amendment No. 49 to the
                                        Registration Statement.

                              (14)      Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Global Bond Fund) and Scudder Fund Accounting Corporation, dated
                                        November 13, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (15)      Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Global Fund) and Scudder Fund Accounting Corporation, dated
                                        November 13, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (16)      Fund Accounting Services Agreement between the Registrant (on behalf of
                                        Scudder Emerging Markets Income Fund) and Scudder Fund Accounting
                                        Corporation, dated November 13, 2000, is incorporated by reference to
                                        Post-Effective Amendment No. 49 to the Registration Statement.

                              (17)      Shareholder Services Agreement between Global/International Fund, Inc., for Classes A, B and C shares, and Kemper Distributors, Inc., dated
                                        December 29, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (18)      Shareholder Services Agreement between the Registrant and Scudder
                                        Distributors, Inc., dated April 5, 2002, is  incorporated by reference to
                                        Post-Effective Amendment No. 53 to the Registration Statement.

                              (19)      Amendment No. 1 to the Transfer Agency and Service Agreement between the
                                        Registrant and Scudder Service Corporation, dated June 11, 2002, is incorporated by reference to Post-Effective Amendment No. 53 to the
                                        Registration Statement.

                                       7

                              (20)      Amendment No. 1 to the Agency Agreement between the Registrant and Scudder
                                        Investments Service Company, dated June 11, 2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

                     (i)                Opinion and Consent of Legal Counsel is incorporated by reference to
                                        Post-Effective Amendment No. 51 to the Registration Statement.

                     (j)                Consent of Independent Accountants, filed herein.

                     (k)                Inapplicable.

                     (l)                Inapplicable.

                     (m)      (1)       Amended and Restated Rule 12b-1 Plan for Global Discovery Fund, dated
                                        December 29, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (2)       Rule 12b-1 Plan for Scudder Global Fund Classes A, B and C shares, dated
                                        December 29, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (3)       Rule 12b-1 Plan for Scudder Global Bond Fund Classes A, B and C shares, dated December 29, 2000, is incorporated by reference to Post-Effective
                                        Amendment No. 49 to the Registration Statement.

                              (4)       Rule 12b-1 Plan for Scudder Emerging Markets Income Fund Classes A, B and
                                        C shares, dated December 29, 2000, is incorporated by reference to
                                        Post-Effective Amendment No. 49 to the Registration Statement.

                     (n)      (1)       Amended and Restated Plan with respect to Scudder International Bond Fund pursuant to Rule 18f-3 is incorporated by reference to Post-Effective
                                        Amendment No. 45 to the Registration Statement.

                              (2)       Amended and Restated Plan with respect to the Registrant pursuant to Rule
                                        18f-3, dated December 29, 2000, is incorporated by reference to
                                        Post-Effective Amendment No. 49 to the Registration Statement.

                              (3)       Amended and Restated Plan with respect to the Registrant pursuant to Rule
                                        18f-3, dated January 31, 2003, is  incorporated by reference to
                                        Post-Effective Amendment No. 53 to the Registration Statement.

                     (p)      (1)       Scudder Funds, Code of Ethics, dated April 5, 2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

                              (2)       Code of Ethics for Deutsche Asset Management - U.S., effective September
                                        3, 2002, is  incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                              Business and Other Connections
Name                          of Board of Directors of Registrant's Advisor
----                          ---------------------------------------------
Thomas F. Eggers*             President and CEO, Deutsche Investment Management Americas Inc.

Deborah Flickinger**          Director, Deutsche Investment Management Americas Inc.

Thomas Hughes**               Chairman and Director, Deutsche Investment Management Americas Inc.

William Schiebler**           Director, Deutsche Investment Management Americas Inc.

                                       9

                              Business and Other Connections
Name                          of Board of Directors of Registrant's Advisor
----                          ---------------------------------------------

Philip von Girsewald***       Director, Deutsche Investment Management Americas Inc.

*        345 Park Avenue, New York, NY
**       280 Park Avenue, New York, NY
***      Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                                    (2)                                      (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------
Thomas F. Eggers              Chairman and Director                       None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum              Chief Executive Officer, President and      None
222 South Riverside Plaza     Director
Chicago, IL  60606

William F. Glavin             Vice President and Director                 Trustee and President
Two International Place
Boston, MA  02110-4103

John W. Edwards, Jr.          Chief Financial Officer and Treasurer       None
60 Wall Street
New York, NY  10005-2858

Caroline Pearson              Secretary                                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack             Vice President and Chief                    None
Two International Place       Compliance Officer
Boston, MA  02110-4103

Scott B. David                Vice President                              None
Two International Place
Boston, MA  02110-4103

                                       10

         (1)                                    (2)                                      (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

David Edlin                   Vice President                              None
222 South Riverside Plaza
Chicago, IL 60606

Robert Froelich               Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher          Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan            Vice President                              None
Two International Place
Boston, MA  02110-4103

Dean Jackson                  Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

C. Perry Moore                Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Kenneth P. Murphy             Vice President                              None
Two International Place
Boston, MA 02110

Philip J. Collora             Assistant Secretary                         Vice President and Assistant Secretary
222 South Riverside Plaza
Chicago, IL  60606

                  (c)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105-2006. Records relating to shareholder services functions are maintained by Scudder Investments Service Company.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of February, 2003.


                                         GLOBAL/INTERNATIONAL FUNDS, INC.

                                         By  /s/William F. Glavin, Jr.
                                             -------------------------
                                             William F. Glavin, Jr.
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.                      President                                    February 25, 2003

/s/ Richard T. Hale
--------------------------------------
Richard T. Hale*                            Trustee and Chairman                         February 25, 2003

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      February 25, 2003

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      February 25, 2003

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Trustee                                      February 25, 2003

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      February 25, 2003

/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*                              Trustee                                      February 25, 2003

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      February 25, 2003

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      February 25, 2003

/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*                               Trustee                                      February 25, 2003

/s/Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer (Chief Financial Officer)          February 25, 2003

*By:     /s/Caroline Pearson
         -------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement, as filed on July 14, 2000 and Post-Effective Amendment No.55 to the Registration Statement, as filed on February 3, 2003.

                                                                File No. 33-5724
                                                               File No. 811-4670


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 56

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 59

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                         GLOBAL/INTERNATIONAL FUND, INC.

                         GLOBAL/INTERNATIONAL FUND, INC.

                                  EXHIBIT INDEX
                                  -------------


                                   Exhibit (j)